THE SINGING MACHINE COMPANY, INC.
                          6601 Lyons Road, Building A-7
                          Coconut Creek, Florida 33073




                                                        July 9, 2001



To our Stockholders:

       I am pleased to invite you to attend the Annual Meeting of Stockholders of The Singing Machine Company, Inc. to be held on Thursday, August 16, 2001 at 10:00 a.m. at the Marriott Hotel located at Boca Center, 5150 Town Center Circle, Boca Raton, Florida.

       Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

       YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

       We appreciate your support and continued interest in The Singing Machine Company, Inc.

                                            Sincerely,


                                            /s/ Edward Steele
                                            -----------------------------
                                            Edward Steele
                                            Chairman and Chief Executive Officer

                        THE SINGING MACHINE COMPANY, INC.
                           6601 Lyons Road, Bldg. A-7
                          Coconut Creek, Florida 33073


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To Our Stockholders:

       The Annual Meeting of Stockholders of the Company will be held on Thursday, August 16, 2001 at 10:00 a.m. at the Marriott Hotel which is located at Boca Center, 5150 Town Center Circle, Boca Raton, Florida, for the following purposes:

       1. To elect directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified;

       2. To vote on a proposal to approve the Company's Year 2001 Stock Option Plan;

       3. To vote on a proposal to approve the Company's Cash Bonus Performance Plan;

       4. To ratify the appointment of Salberg & Company, P.A. as independent public accountants for the Company for the current fiscal year.

       5. To transact such other and further business as may properly come before the meeting.

       Only shareholders of record at the close of business on July 6, 2001 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

       Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy car in the enclosed envelope which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned you proxy card.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AND IN FAVOR OF EACH PROPOSAL.

                                            By Order of the Board of Directors


                                            /s/ Edward Steele
                                            ---------------------------
                                            Edward Steele
                                            Chairman and Chief Executive
                                            Officer
Coconut Creek, Florida
July 9, 2001

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                           To Be Held August 16, 2001

       These proxy materials are being furnished in connection with the solicitation of proxies by the Board of Directors of The Singing Machine Company, Inc. (the "Company" ), for the Annual Meeting of Stockholders to be held at 10:00 a.m. on August 16, 2001 at the Marriott Hotel located at 5150 Town Center Circle, Boca Raton, Florida and at any adjournments or postponements of the Annual Meeting. These proxy materials were first mailed on or about July 12, 2001 to all stockholders entitled to vote at the Annual Meeting.


                             PURPOSE OF THE MEETING

       The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice of Annual Meeting of Stockholders Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

       The Company's common stock is the only type of security entitled to vote at the Annual Meeting. On July 6, 2001, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 4,458,320 shares of common stock outstanding. Each shareholder of record on July 6, 2001 is entitled to one vote for each share of common stock held by such shareholder on that date. Shares of common stock may not be voted cumulatively. A majority of the outstanding shares of common stock must be present or represented at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determine the presence of a quorum for the transaction of business.

       In the election of directors, the five candidates receiving the highest number of affirmative votes will be elected. Proposals 2, 3 and 4 require the approval of the affirmative vote of a majority of the outstanding voting shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted either in favor or against the election of the nominees or other proposals. All votes will be tabulated by Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

       Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted (1) FOR the nominees of the Board of Directors, (2) FOR the approval of the Year 2001 Stock Option Plan, (3) FOR the approval of the Cash Bonus Plan, (4) FOR the ratification of Salberg & Company, P.A. as independent public accountants and
(5) in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at the Company's principal executive offices before the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

       The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation material furnished to stockholders. Proxies may by solicited by officers, directors and employees of the Company, none of whom will receive any additional compensation for their services. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, bank and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All the costs of solicitation of proxies will be paid by the Company.

                                   MANAGEMENT

       The following table sets forth certain information with respect to the Company's executive officers and directors as of July 6, 2001.

       Name                     Age         Position
       ----                     ---         --------

       Edward Steele             71         Chief Executive Officer
                                            and Director

       John F. Klecha            51         President, Chief Financial Officer,
                                            Chief Operating Officer, Secretary,
                                            Treasurer, and Director

       Josef A. Bauer            63         Director

       Howard W. Moore           70         Director

       Robert J. Weinberg        52         Director


         EDWARD STEELE has served as the Chief Executive Officer and as a director of the Company from September 1991 through the present date. He also served as our President from September 1991 through March 2001. From October 1988 to September 1991, Mr. Steele was responsible for the development of our electronic hardware products in the Far East and was our sales director. Prior to joining us, Mr. Steele served in executive capacities at a number of companies in the toy and electronics fields, including as managing director in charge of worldwide sales of Concept 2000, a manufacturer of consumer electronics, from 1971 to 1978; as President of Wicely Corp., a distributor of electronic toys and consumer electronics from 1978 to 1983; and as President of Justin Products Corp., an electronic toy manufacturer from 1983 to 1988.

         JOHN KLECHA has served as our Chief Financial Officer, Secretary, Treasurer and Director from October 10, 1997 through the present date. Since June 28, 1999 through the present date, Mr. Klecha has also served as Chief Operating Officer and since March 2001, Mr. Klecha has served as our President. Mr. Klecha is in charge of all financial, administrative, and operational functions of the Company. Prior to joining us, Mr. Klecha served in executive and senior management capacities at a number of companies in the toy and other consumer products fields, including as the senior financial and administrative executive of a privately held toy design, manufacturing and distribution company since 1987; Vice President, Director and Chief Financial Officer of Sussex Nautilus from 1984 to 1987; and Vice President of Finance and Administration for Lazzaroni Sarrono, Ltd. from 1982 to 1984.

         JOSEF A. BAUER has served as a director from October 15, 1999 through the present date. Mr. Bauer previously served as a director of the Company from February 1990 until September 1991 and from February 1995 until May 1998. Mr. Bauer presently serves as the Chief Executive Officer of the following three companies: Banisa Corporation, a privately owned investment company, since 1975; Trianon, a jewelry manufacturing and retail sales companies since 1978 and Seamon Schepps, also a jewelry manufacturing and retail sales company since 1999. Since 1992, Mr. Bauer has been a managing director and principal stockholder of Dero Research, Ltd. in Hong Kong, which serves as a manufacturer's representative for the sale of telephone and electronic products. From 1970 until 1993, Mr. Bauer served as a managing director and was a principal stockholder of Dero Research Corporation in Tokyo, Japan, which was engaged in the design, engineering and manufacturing of automobile audio equipment. Mr. Bauer also served as a director of AmeriData Technologies, Inc. a publicly traded computer products and service company from 1991 until 1994 (now part of General Electric Corporation).

         HOWARD MOORE has served as a director from August 2000 through the present date. From 1984, when Mr. Moore joined Toys "R" Us as executive vice president and general merchandise manager, until 1990, when he retired, sales increased from $480 million to $4.8 billion. Mr. Moore served on the Toys "R" Us board of directors from 1984 until June 2000. He is also founder and president of Howard Moore Associates, a company which provides marketing, product licensing, packaging and merchandising consulting to the toy industry. Previously, he was president and CEO of Toy Town, USA, Inc. after founding and operating two other toy chain stores. Mr. Moore is currently serving as Vice Chairman of the Board of Cyber Merchants Exchange, Inc., a company traded on the OTC Bulletin Board.

         ROBERT WEINBERG has served as a director from March 9, 2001 through the present date. Mr. Weinberg has considerable experience in toy products, marketing, licensing, merchandising and packaging. He is currently the founder and president of RJW & Associates, a marketing consulting firm based in Saddle River, New Jersey. Previously, he served in various positions of increasing responsibility with Toys "R" Us, rising through the ranks from buyer trainee in 1971 to Senior Vice President - General Merchandise Manager in 1977. In these later positions, he was responsible for purchasing advertising/marketing, imports, product development, store planning and allocations. He retired from Toys "R" Us in March 2000.


         Our directors serve for a term of one year, or until their successors shall have been elected and qualified. With the exception of Mr. Steele and Mr. Klecha who have employment agreements with us, our executive officers are appointed and serve at the discretion of the Board of Directors. There are no family relationships among any of our directors and executive officers. However, one of our key personnel, John Steele, our Director of Sales, is the son of Edward Steele, our Chief Executive Officer and Director.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended March 31, 2001, the Board of Directors held ten meetings. During this period, all of the directors attending or participated in more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which each such director serves. The Company has three standing committees: an Audit Committee, the Executive Compensation/Stock Option Committee and a Nominating Committee.

         The Audit Committee recommends the engagement of independent auditors to the board, initiates and oversees investigations into matters relating to audit functions, reviews the plans and results of audits with our independent auditors, reviews our internal accounting controls, and approves services to be performed by our independent auditors. The Audit Committee held two meetings during the last fiscal year. The Audit Committee currently consists of Messrs. Moore, Steele and Weinberg

         The Executive Compensation/Stock Option Committee considers and authorizes remuneration arrangements for senior management and grants options under, and administers our 1994 Amended and Restated Management Stock Option Plan. The Executive Compensation/Stock Option Committee held two meetings last year The Executive Compensation/Stock Option Committee currently consists of Messrs. Moore and Weinberg

         The Nominating Committee is responsible for reviewing the qualifications of potential nominees for election to the Board of Directors and recommending the nominees to the Board of Directors for such election. The entire Board of Directors operates as the Nominating Committee. The Nominating Committee did not hold any meetings last year.

DIRECTOR'S COMPENSATION

         The Company currently reimburse each director for expenses incurred in connection with attendance at each meeting of the Board of Directors or a committee on which he serves. In addition, non- employee directors are entitled to be paid a fee of $1,000 for each stockholder and board meeting attended and each Director is entitled to receive 10,000 stock options each year. The Company usually grant these options to our directors on the day before our annual stockholders meeting and the options are valued at our stock's closing price on such date. The options are exercisable upon receipt for a period of five years. In addition, the Company usually grants approximately 20,000 options to new directors when they join the Board.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the Exchange Act) requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports and changes in ownership of such securities with the Securities and Exchange Commission and the Company.

Based solely upon a review of (i) Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company's fiscal year ended March 31, 2001 and (ii) Forms 5 and any amendments thereto and/or written representations furnished to the Company by any Reporting Persons stating that such person was not required to file a Form 5 during the Company's fiscal year ended March 31, 2001, it has been determined that except as set forth herein no Reporting Persons were delinquent with respect to such person's reporting obligations set forth in Section 16(a) of the Exchange Act. Mr. Moore inadvertently failed to file his initial statement of beneficial ownership on Form 3 on a timely basis. Mr. Moore filed 2 Form 4's three days late reporting 11 transaction and 1 Form 4 one day late reporting 5 transactions in our common stock. The Form 4's were signed by Mr. Moore prior to the filing date, however, the SEC filing stamp indicates that these Form 4's were received after the filing date. Mr. Bauer filed 2 Form 4's late reporting 2 transactions in our common stock. Mr. Klecha and Mr. Steele each filed 1 Form 4 late reporting 1 transaction in our common stock.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain compensation information for the fiscal years ended March 31, 1999, 2000 and 2001 with regard to the Company's Chief Executive Officer and one other executive officer whose combined salary and bonus was in excess of $100,000 (the "Named Officers"):


                                                       SUMMARY COMPENSATION TABLE
                                                       --------------------------
                                            Annual Compensation                                  Long Term Compensation
                           ----------------------------------------------    -------------------------------------------------------
                                                                                    Awards                      Payments
                                                                               ------------------            ----------------
                                                                            Restricted     Securities
Name of Individual                                         Other Annual     Stock          Underlying      LTIP          All Other
and Principal Position     Year     Salary      Bonus      Compensation     Award(s)       Options        Payouts       Compensation
----------------------     ----     ------      -----      ------------     --------       ----------     --------      ------------
Edward Steele              2001    $320,865    $256,289        $7,938           -0-           210,000        -0-            -0-
  CEO                      2000     189,363      54,570         7,575    $ 312,000 (1)         30,000        -0-            -0-
                           1999     180,692      52,369         7,228           -0-           350,000        -0-            -0-

John Klecha                2001    $255,777    $205,031        $6,000           -0-           190,000        -0-            -0-
  Chief Financial Officer  2000     114,394      43,656         4,292    $ 234,000 (2)         39,000        -0-            -0-
  Chief Operating Officer  1999      88,200      26,184         3,614           -0-           100,000        -0-            -0-


(1) As consideration for guaranteeing a loan, Mr. Steele received 200,000 shares of our common stock on June 28, 1999. The fair market value of the stock on the date of grant was $1.6875 per share.

(2) As consideration for guaranteeing a loan, Mr. Klecha received 150,000 shares of our common stock on June 28, 1999. The fair market value of the stock on the date of grant was $1.6875 per share.

OPTION GRANTS IN FISCAL 2001

         The following table sets forth information concerning all options granted to our officers and directors during the year ended March 31, 2001. No stock appreciation rights ("SAR's") were granted.

                                              Total Options
                           Shares              Granted to
                         Underlying            Employees in         Exercise Price
Name of Individual     Options Granted          Fiscal Year           Per Share         Expiration Date
----------------------------------------------------------------------------------------------------------
Edward Steele            210,000                  31.1%                 $3.06             12/31/05*
John Klecha              190,000                  28.1%                 $3.06             12/31/05*

*Except 10,000 options granted to Mr. Steele and Mr. Klecha expire on September 5, 2006.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED MARCH 31, 2001 AND OPTION
VALUES

         The following table sets forth information as to the exercise of stock options during the fiscal year ended March 31, 2001 by our officers listed in our Summary Compensation Table and the fiscal year-end value of unexercised options.

                                                                            Number of                Unexercised
                                                                           Unexercised               In-the-Money
                                                                            Options at                Options at
                                                                         Fiscal Year End            Fiscal Year End

                             Shares  Acquired              Value           Exercisable/              Exercisable/
Name of Individual            Upon Exercise               Realized         Unexercisable             Unexercisable
-----------------------------------------------------------------------------------------------------------------------

Edward Steele                     0                          0             390,000/200,000         $1,629,400/$342,000

John Klecha                       0                          0              99,000/180,000         $  338,290/$307,800

(1) Value is based on the difference between the market price of our common stock on March 31, 2001 and the option exercise prices times the number of outstanding options.

EMPLOYMENT AGREEMENTS

         On May 15, 2000, the Company extended an existing employment agreement with Mr. Steele for a period of three years to expire on February 28, 2004. This employment agreement will automatically be extended for an additional year, unless either party gives written notice at least sixty days prior to the end of the three-year term. Pursuant to Mr. Steele's employment agreement, he is entitled to receive base compensation of $350,000 per year, which amount automatically increases during the second and third fiscal years by the greater of 5% or the annual increase in the consumer price index. The agreement also provides for bonuses based on a percentage of a bonus pool tied to our annual pre-tax net income (as defined in the agreement). Mr. Steele is entitled to receive up to 50% of the bonus pool. In the event of a termination of his employment following a change-in- control, Mr. Steele would be entitled to a lump sum payment of 300% of the amount of his total compensation in the twelve months preceding such termination. During the term of his employment agreement and for a period of one year after his termination for cause, or his voluntary termination of his employment agreement, Mr. Steele could not directly or indirectly compete with our company in the karaoke industry in the United States.

         On July 1, 2000, the Company entered into a new employment agreement with Mr. Klecha, for a period of three years to expire on May 31, 2003. This employment agreement will automatically be extended for an additional year, unless either party gives written notice at least sixty days prior to the end of the three-year term. Pursuant to Mr. Klecha's employment agreement, he is entitled to receive base compensation of $275,000 per year, which amount automatically increases during the second and third fiscal years by the greater of 5% or the annual increase in the consumer price index. The agreement also provides for bonuses based on a percentage of a bonus pool tied to our annual pre-tax net income (as defined in the agreement). Mr. Klecha is entitled to receive up to 40% of the bonus pool. In the event of a termination of his employment following a change-in- control, Mr. Klecha would be entitled to a lump sum payment of 200% of the amount of his total compensation in the twelve months preceding such termination. During the term of his employment agreement and for a period of one year after his termination for cause, or his voluntary termination of his employment agreement, Mr. Klecha could not directly or indirectly compete with our company in the karaoke industry in the United States.

1994 AMENDED AND RESTATED MANAGEMENT STOCK OPTION PLAN

         The Company's Amended and Restated 1994 Management Stock Option Plan provides for the granting of incentive stock options and non-qualified stock options to its employees, officers, directors and consultants. The 1994 Plan is administered by the entire Board of Directors of the Company or by the Executive Compensation/Stock Option Committee. The number of shares of common stock that may be issued under the 1994 Plan is 1,300,000 shares. As of March 31, 2001, 1,229,500 options were issued and outstanding under the 1994 Plan. Since options to purchase 70,500 shares have been exercised under the 1994 Plan, no more shares are available for grant under the 1994 Plan.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 2001, certain information concerning beneficial ownership of our common stock by:

         - each person known to us to own 5% or more of our outstanding common stock,

         - each director;

         - each current executive officer named in the Summary Compensation Table on page 5;

         - all of our current executive officers and directors as a group.

         Unless otherwise indicated, the address for each person is The Singing Machine Company, Inc., 6601 Lyons Road, Building A-7, Coconut Creek, Florida 33073. At March 31, 2001, we had 4,359,120 shares of our common stock issued and outstanding. As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

                                            Shares Beneficially       Percent of
         Name & Address                     Owned                       Class
         --------------                     -------------------       ----------

         John Klecha                        545,574(1)                 12.2%

         Edward Steele                      664,924(2)                 14.8%

         Josef Bauer                        630,657(3)                 14.1%

         Howard Moore                       137,092(4)                  3.1%

         Robert Weinberg                      2,100(5)                   *

         Paul Wu                            392,899(6)                  9.0%
         c/o Colony Electronics
         500 Hennessy Road
         Causeway, Hong Kong

         All Directors and Executive      1,980,347(7)                 40.0%
         Officers as a Group (5 persons)

(1) Includes options to purchase 99,000 shares and warrants to purchase 20,000 shares of our common stock.

(2) Includes options to purchase 390,000 shares and warrants to purchase 8,000 shares of our common stock.

(3) Includes 200,000 shares held by Mr. Bauer's pension plan and options to purchase 10,000 shares and warrants to acquire 85,000 shares of our common stock. Also includes 106,232 shares held by the Bauer Family Limited Partnership, of which Mr. Bauer and his wife own a 98% interest. Mr. Bauer disclaims beneficial ownership of the shares held by his spouse.

(4) Includes 127,092 shares held by Mr. Moore, as Trustee for the Howard & Helen Moore Trust and options to purchase 10,000 shares of our common stock.

(5) Includes 1,800 shares held by a limited liability company, of which Mr. Weinberg is a 50% owner and 300 shares held by Mr. Weinberg's spouse. Mr. Weinberg disclaims beneficial ownership of the shares held by his wife.

(6) Includes 237,932 shares held by FLX (HK) Ltd., 129,300 shares held by Colony Electronics and 25,667 shares held by Gemco Pacific, Inc. Mr. Paul Wu is a director of each of these companies and was a former director of the Singing Machine Company, Mr. Wu disclaims any beneficial ownership of the shares of FLX
(HK) Ltd., Colony Electronics and Gemco.

(7) Includes options to purchase 469,000 shares and warrants to acquire 113,000 shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We have an agreement with FLX (a manufacturer of consumer electronics products in China) to produce electronic recording equipment based on our specifications. Paul Wu, a former director of ours, is the Chairman of the Board and a principal stockholder of FLX. During the fiscal years ended March 31, 2000 and 2001, we purchased approximately $10.3 million and $23.8 million respectively, in equipment from FLX. We believe that all of the foregoing transactions with FLX have been on terms no less favorable to us than could have been obtained from unaffiliated third parties in arms-length transactions under similar circumstances.

LOANS TO OFFICERS AND DIRECTORS

         On July 1, 1999, we loaned Edward Steele, our Chief Executive Officer, President and Director $55,000 for the purchase of two (2) units of our private placement. The note including interest of 9% matured on June 28,2001. Mr. Steele paid the note and all accrued interest on the note in full in June, 2001.

         On July 1, 1999, we loaned John Klecha, our Chief Operating Officer, Chief Financial Officer and Director $55,000 for the purchase of two (2) units of our private placement. The note including interest of 9% matured on June 28, 2001. Mr. Klecha paid the note and all accrued interest on the note in full in June, 2001.

STOCK GRANTS FOR CREDIT FACILITY AND LETTER OF CREDIT GUARANTEES

         In June 1999, we arranged a credit facility with Main Factors, whereby Main Factors purchased certain of our accounts receivable. To secure the credit facility, John Klecha, our Chief Operating Officer and Chief Financial Officer, provided his personal payment guaranty. In July 1999, we entered into an agreement with EPK Financial Corporation ("EPK") whereby EPK provided letters of credit with our factories to import inventory for distribution to our customers. To secure the EPK facility, Edward Steele, our Chief Executive Officer and President, and John Klecha, our Chief Operating Officer and Chief Financial Officer, provide their personal guarantees. In consideration for providing their personal guarantees of these credit facilities, we issued 200,000 shares of our common stock to Mr. Steele and 150,000 shares of our common stock to Mr. Klecha in June 1999. Both agreements with Main Factors and EPK were terminated in April 2001.

         On April 15, 1999, Mr. Bauer personally loaned the Singing Machine funds sufficient to pay one of our documents of acceptance in the amount of $33,948.66. As consideration for this loan, in March 2000, we issued Mr. Bauer warrants to purchase 10,000 shares of our common stock at an exercise price of $2.00 per share, exercisable until January 1, 2003.

         In July 1999, Mr. Bauer arranged for a credit facility with Bank Julius Baer in the amount of $1 million. Further, in order to ensure approval of the extension of credit by Bank Julius Bear, Mr. Bauer personally guaranteed the line of credit. The Bank Julius Bear credit loan was fully repaid by the Company in February 2000. As consideration for guarantying this loan, in March 2000, we granted him warrants to purchase 50,000 shares of our common stock at an exercise price of $1.00 per share. The warrants expire in July 2005.

         In May 2000, Mr. Bauer advanced $500,000 to the Company. The loan was for a period of eight months and bore interest at the rate of 15% per annum. We repaid this loan in December 2000. As consideration for extending the loan, we granted Mr. Bauer warrants to purchase 25,000 shares of our common stock at an exercise price of $3.25 per share. The warrants expire on May 25, 2003.

         We believe that the above-described transactions are as fair to the Company as could have been obtained with unaffiliated parties.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring (1) the quality and integrity of the Company's financial statements, (2) the Company's compliance with regulatory requirements and (3) the independence and performance of the Company's independent and internal auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company's annual financial statement with both management and the independent auditors and meets periodically with the independent and internal auditors to consider their evaluation of the Company's financial and internal controls. The Audit Committee also recommend to the Board of Directors the selection of the Company's independent auditors. The Audit Committee is composed of three directors and operates under a written charter adopted and approved by the Board of Directors. Two of the Audit Committee members are non-employee directors and are independent as defined by the AMEX listing standards. As such, the Audit

Committee is comprised of a majority of independent directors. A copy of the Audit Committee Charter is attached to the proxy statement as Exhibit A.

         In discharging its duties, the Audit Committee has met with and held discussions with management and the Company's independent auditors, Salberg & Company, P.A. and the Company's internal auditors. Management has represented to the independent auditors that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Company's independent auditors provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above, do not ensure, that the Company's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

         Based on the above-mentioned review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to our committee, the Audit Committee has recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001.

Howard Moore, Chairman
Robert Weinberg
Edward Steele

INDEPENDENT PUBLIC ACCOUNTANTS FEE SUMMARY

         During fiscal 2001, Salberg & Company, P.A. provided services in the following categories and amounts:

Description                                                           Amount
-----------                                                           ------
Audit Fees                                                           $34,500
Review of Quarterly Reports                                          $ 6,100
Financial Information Systems Design and Implementation Fees         $     0
All Other Fees                                                       $ 4,500(1)

(1) Fees to prepare the Company's tax return for the fiscal year ended March 31, 2000.

         In preparing the Company's audited financial statements, certain audit procedures for the Company's subsidiary, International SMC (HK) Limited, are performed by another audit firm in Hong Kong. The Company paid its Hong Kong auditors $4,487 for their audit of International SMC (HK) Limited. In addition, the Company paid Weinberg & Company, P.A., its former auditors, $9,571 for Weinberg & Company's services in reviewing the Company's quarterly financial statements for two quarters in fiscal 2001 and $2,706 for tax preparation fees.

         The Audit Committee has determined that the services provided by Salberg & Company, P.A., to the Company that were not related to the audit of the Company's financial statements were at all relevant times compatible with the firm's independence.

                          PROPOSALS TO THE STOCKHOLDERS

PROPOSAL 1. ELECTION OF DIRECTORS

         The five persons set below, each of whom is currently a director, are proposed to be re- elected as directors at the Annual Meeting. If elected, each of these directors will hold office until the next Annual Meeting of Stockholders in the year 2002 or until his successor is duly elected and qualified.

         Edward Steele
         John Klecha
         Josef Bauer
         Howard Moore
         Robert Weinberg

         All of the nominees are currently serving as directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" on pages 2-3 of this Proxy Statement. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time of the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

VOTE REQUIRED AND RECOMMENDATION

         The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. The Board recommends stockholders to vote "for" each of the nominees for director set forth above.

PROPOSAL 2. TO APPROVE THE YEAR 2001 STOCK OPTION PLAN

         At the Annual Meeting, stockholders are being asked to approve the Company's Year 2001 Stock Option Plan (the "2001 Plan"). The 2001 Plan was approved by our Board of Directors effective as of June 1, 2001, but will become effective only upon stockholder approval. The 2001 Plan will replace our 1994 Plan, which does not have any shares available for grant.

         The 2001 Plan will allow the Company to offer equity incentives to attract, retain and motivate highly qualified individuals essential to the Company's long-term growth and success. The Company is presenting this 2001 Plan for stockholder approval to obtain various regulatory advantages under the Internal Revenue Code and the American Stock Exchange rules. If the stockholders do not approve the 2001 Plan, it will not be adopted.

DESCRIPTION OF THE 2001 PLAN

         The following is a summary of the terms of the 2001 Plan, which is qualified in its entirety by the complete text of the 2001 Plan attached to this Proxy Statement as Exhibit B.

ADMINISTRATION OF THE PLAN

         The 2001 Plan will be administered by the Company's Board of Directors or an underlying committee ("Committee"). The determination of which members of the Board serve on this committee will be made in accordance with the requirements of Section 162(m) of the Internal Revenue Code (and any regulations promulgated thereunder) and Rule 16b-3 of the Exchange Act. The Committee has the full power in its discretion to grant awards under the 2001 Plan, to determine the terms thereof, to interpret the provisions of the 2001 Plan and to take such action as it deems necessary or advisable for the administration of the 2001 Plan.

TYPE OF AWARDS UNDER THE PLAN

         The 2001 Plan provides that the Committee may grant awards to participants in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable: (1) incentive stock options ("ISOs") and (2) nonstatutory qualified stock options ("NSOs"). No payment is required on the grant of any option under the Year 2001 Plan. Each option granted under the 2001 Plan is shall be evidenced by an option agreement, incorporating such terms as the Committee shall deem necessary or desirable.

ELIGIBILITY AND PARTICIPATION

         The Company's officers, directors, employees, advisors and consultants are eligible to receive NSO's under the 2001 Plan (collectively, the "Eligible Individuals"). Only the Company's employees are eligible to receive ISO's. As of March 31, 2001, the Company has 22 employees. Participation in the 2001 Plan is at the discretion of the Committee and is based upon the employee's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee deems relevant.

MAXIMUM SHARES AVAILABLE

         The maximum aggregate number of shares of common stock available for award under the 2001 Plan to Eligible Individuals of the Company and its subsidiaries is 1,300,000 shares. The maximum number of options that may be granted to an individual in any fiscal year is 300,000 options. The shares of common stock available under the 2001 Plan are subject to adjustment for any stock split, declaration of a stock dividend or other similar event.

GRANTS OF OPTIONS, EXERCISE PRICE AND VESTING

         The Committee may award ISOs and/or NSOs (collectively, "options") to Eligible Individuals under the Plan. The exercise price of an option is determined by the Committee at the time of the grant. The option exercise price will not be less than the 100% of the Fair Market Value (as defined in the 2001 Plan) of the common stock on the date of such grant. On July 6, 2001, the average of the Company's high and low sales price was $5.90 per share. The Committee will determine at the time of grant the terms under which options shall vest and become exercisable.

SPECIAL LIMITATIONS ON ISO'S

         No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total voting power of all classes of stock of the Company or its subsidiaries (a "10% stockholder") unless the exercise price for the shares subject to such ISO is at least 110% of the Market Price on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares subject to ISO's which are exercisable for the first time by an employee in a given calendar year shall not exceed $100,000, valued as of the date of the ISO's grant. ISOs may not be granted more than 10 years after the date of adoption of the 2001 Plan by the Board of Directors.

EXERCISE OF OPTIONS

         An option may be exercised in whole or in part in accordance with procedures established by the Committee. Common stock purchased upon the exercise of the option shall be paid for in full at the time of purchase. Such payment shall be made in cash. Additionally, payment may be made in any other method that the Committee has approved in writing, including but not limited to
(i) delivery of shares of common stock having a Fair Market Value equal to the exercise price of the Option, (ii) tender of a full recourse promissory note,
(iii) a broker-assisted "cashless exercise" arrangement, (iv) waiver of compensation due or accrued to the participant for services rendered, or (v) any other methods that the Committee may approve in writing.

NONTRANSFERABILITY OF OPTIONS

         Options are not transferable except by will or applicable laws of descent and distribution. The Committee may, however, authorize certain transfers to the extent allowable under applicable law.

EXPIRATION OF OPTIONS

         Options will expire at such time as the Committee determines. ISOs may not be exercised more than 10 years from the date of the grant, unless held by a 10% stockholder, in which case such ISOs may not be exercised more than five years from the date of grant.

TERMINATION OF OPTIONS

         Except as expressly determined by the Committee in its sole discretion, no option shall be exercisable after 30 days following an Eligible Individual's termination of employment with the Company or a subsidiary, unless such termination of employment occurs by reason of such individual's Disability, Retirement or death (each as defined in the 2001 Plan). In addition, the Committee may, in its sole discretion, cause any option to be forfeited upon an Eligible Individual's termination of employment if the individual was terminated for cause or left without good reason (as defined in the 2001 Plan).

CHANGE OF CONTROL

         The Committee may in its sole discretion, provide in a Grant Instrument that upon a Change of Control (as defined in the Plan or otherwise), that all outstanding Options issued to the Grantee shall automatically accelerate and become fully exercisable. Additionally, the obligations of the Company under the Plan are binding on (1) any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or (2) any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. In the event of any of the foregoing, the Committee may, at its discretion, prior to the consummation of the transaction, offer to purchase, cancel, exchange, adjust or modify any outstanding options, as such time and in such manner as the Committee deems appropriate.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         The number and class of shares available under the 2001 Plan may be adjusted by the Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. At the time of grant of any award, the Committee may provide that the number and class of shares issuable in connection with such option shall be adjusted in certain circumstances to prevent dilution or enlargement of rights.

AMENDMENT AND TERMINATION


         The Plan will terminate on May 31, 2011. The Board of Directors may at any time amend, suspend or discontinue the 2001 Plan, except that no amendment may be made with the approval of stockholders if such approval is required by
Section 162(m) of the Internal Revenue Code.


         Options granted prior to a termination of the 2001 Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the 2001 Plan shall adversely affect the rights of an Eligible Individual in options previously granted without such individual's consent.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

         The United States federal income tax consequences to the Company and Eligible Individuals under the 2001 Plan are complex and subject to change. The following discussion is only a summary and recipients of options under the 2001 Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply. This information may not be applicable to employees of foreign subsidiaries or participants who are not residents of the United States.

INCENTIVE STOCK OPTIONS

         If an option granted under the 2001 Plan is treated as an ISO, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an ISO may subject the optionee to alternative minimum tax liability.

         If an optionee exercises an ISO and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

         If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

         The exercise of an ISO may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an ISO is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an ISO.

         In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an ISO. However, in the event an optionee sells or otherwise disposes of stock received on the exercise of an ISO in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

NONQUALIFIED STOCK OPTIONS

         NSO's granted under the 2001 Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted an NSO option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

         The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a NSO will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a NSO, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

         In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a NSO or a sale or disposition of the shares acquired upon the exercise of a NSO. However, upon the exercise of a NSO, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

BENEFITS UNDER THE 2001 PLAN AND OPTIONS TO BE TRANSFERRED TO THE 2001 PLAN

         Because benefits under the 2001 Plan will depend on the Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the 2001 Plan is approved by the stockholders.

         However, the Company intends to transfer 14,500 options to the 2001 Plan. On March 13, 2001, the Company granted 20,000 options to Robert Weinberg, as consideration for joining the Board of Directors. At the time that the Company made these grants, it did not have enough authorized shares under its 1994 Management Stock Option Plan. So, the Company granted 14,500 options outside of the Plan. If the stockholders approve the Year 2001 Plan, the Company will transfer these 14,500 options to the 2001 Plan. The exercise price of these options is $4.90 per share and the expiration date is March 13, 2006. Four thousand five hundred of Mr. Weinberg's options vest on December 1, 2001 and the remainder vest on December 1, 2002.

         Furthermore, the following table sets forth additional information with respect to options granted under the 1994 Plan and includes the 14,500 options granted to Robert Weinberg during fiscal 2001.

                                                              Weighted Average          Options
         Identity of Group                                    Exercise Price            Granted
         -----------------                                    --------------            -------
         Eddie Steele                                              $3.06                210,000
         Chief Executive Officer
         John Klecha                                               $3.06                190,000
         President, Chief Operating Officer, Chief
         Financial Officer, Treasurer and Secretary
         All current executive officers as a group                 $3.06                400,000
         All current directors who are not executive
         officers as a group                                       $3.65                 65,000
         All employees, other than executive officers              $3.14                230,050
         --------------------------------------------              -----                -------

LIMITATIONS ON THE COMPANY'S COMPENSATION DEDUCTION

         Compensation of persons who are Named Executive Officers of the Company (as such term is defined in the SEC regulations) are subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code. Stock options that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing the Company the full tax deduction otherwise permitted for such compensation. If approved by the Company's stockholders, the 2001 Plan will enable the Committee to grant stock options under the 2001 Plan that will be exempt from the deduction limits of Section 162(m).

         The determination of whether compensation related to the 2001 Plan is performance-based for purposes of Internal Revenue Code Section 162(m) will be dependent upon a number of factors, including (1) stockholder approval of the 2001 Plan, (2) the exercise price at which options are granted, (3) whether independent directors approve the grants of the options to the Named Executive Officers and (4) whether the 2001 Plan specifies a limit on the maximum number of shares that an individual can receive in a year. Internal Revenue Code
Section 162(m) also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based. Although the Company has structured the 2001 Plan to satisfy the requirements of Internal Revenue Code Section 162(m) with regard to its "performance-based" criteria, there is no assurance the options thereunder will satisfy such requirements. Accordingly, the Company may be limited in the deductions it may take with respect to options granted under the 2001 Plan.

VOTE REQUIRED AND RECOMMENDATION

         To approve the 2001 Plan, a majority of the shares of the Company's common stock present, in person or by proxy, must be voted in favor of this proposal. The Board recommends shareholder to vote "for" the proposal to approve the 2001 Plan.

PROPOSAL 3. APPROVAL OF CASH BONUS PERFORMANCE PLAN

         At the Annual Meeting, shareholders are being asked to approve a Cash Bonus Performance Plan ("Cash Bonus Plan"). Our Board adopted the Cash Bonus Plan, effective as of June 1, 2001, subject to stockholder approval. The Cash Bonus Plan will allow the Company to offer equity incentives to attract, retain and motivate its employees. Additionally, the Cash Bonus will allow compensation to certain executive officers who are treated as Named Executive Officers (as such term is defined in the SEC rules and regulations) to satisfy the requirements of performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

DESCRIPTION OF THE CASH BONUS PLAN

         The following is a summary of the terms of the Cash Bonus Plan, which is qualified in its entirety by the complete text of the Cash Bonus Plan attached to this Proxy Statement as Exhibit C.

         The Cash Bonus Plan will be administered by a committee of not less than two directors appointed by the Board of Directors, each of whom is an "outside director" within the meaning of the regulation implementing Section 162(m) of the Internal Revenue Code (the "Committee"). The

Committee will have the full authority to make, interpret and approve all rules for the administration of the Cash Bonus Plan.

ELIGIBILITY AND PARTICIPATION

         All employees of the Company and its subsidiaries are generally eligible to receive cash bonuses under the Cash Bonus Plan. As of March 31, 2001, the Company had 22 employees. Participation in the Cash Bonus Plan is at the discretion of the Committee and is based upon the employee's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee deems relevant.

ESTABLISHED PERFORMANCE TARGET - PTNI

         The Committee has established a performance target under the Plan based upon the Company's Net Income before Taxes, adjusted to exclude Interest Expense, Extraordinary Items, Accruals for Cash Bonuses and Key Man Life Insurance Expense (as such terms are defined in the Cash Bonus Plan). Furthermore, PTNI excludes any changes that occur in the applicable accounting principles or practices during the applicable performance period. The total maximum bonus pool that will be paid under the Cash Bonus Plan each fiscal year is 12% of the Company's PTNI (which sum shall be referred to as the "bonus pool.")

         Under the Cash Bonus Plan, the maximum bonus per fiscal year payable to the following individuals shall not exceed the following percentages: the Chief Executive Officer's bonus may not exceed 49.6% of the bonus pool; the Chief Operating Officer's bonus shall not exceed 39.6% of the bonus pool; the Director of Sales bonus shall not exceed 9.6% of the bonus pool and the bonus payable to the other employees shall not exceed 1.2% of the bonus pool.

         The Committee has sole discretion to determine whether any or all of the maximum permissible bonuses will actually be paid, or whether payment or vesting of any bonus will be deferred, subject in each case to the Cash Bonus Plan's terms and any other written commitment. The Committee is also authorized to exercise its "negative discretion" by establishing additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which will be objective or subjective, as it deems appropriate.

         Pursuant to employment agreements, Mr. Steele, our Chief Executive Officer and Mr. Klecha, our President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary, are entitled to receive up to 50% and 40% of our PTNI. If the shareholders approve the Cash Bonus Plan, Mr. Steele and Mr. Klecha have agreed to amend their employment agreements to provide that any cash bonus payments will be made pursuant to the Cash Bonus Plan and that each of them will be subject to the maximum bonus payments described in the Cash Bonus Plan.

         The Plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the committee, but no amendment will be effective without Board and/or stockholder approval if such approval is required to comply with the applicable rules under Section

162(m). All payments under the Cash Bonus Plan will be made in cash as soon as practicable after the close of the fiscal year.

         In the event that the Cash Bonus Plan is not approved by the Company's stockholders, the Cash Bonus Plan will not be implemented. The Company's Board of Directors and the Compensation Committee, however, may continue to authorize and pay bonuses to executive officers and other employees on another basis, consistent with applicable corporate authority and the Company's compensation policies, as from time to time in effect. In particular, Mr. Steele and Mr. Klecha would be entitled to receive bonuses set forth in their employment agreements, which bonuses are subject to the sole discretion of the Board of Directors. Such other compensation could increase compensation cost to the Company, if such compensation to Mr. Steele, Mr. Klecha or any other Named Executive Officers could not be deducted under Section 162(m) to the extent that (when combined with other non- exempt compensation) it exceeded the limit set forth in that statute.

         At the present time, the Company does not know what its net income will be for the next year, so the Company is not able to estimate the benefits that would be payable under the Cash Bonus Plan. However, if the Cash Bonus Performance Plan had been paid in effect during the previous fiscal year, the sums received by each of our named executives officers and directors and the groups indicated below would have been approximately as follows:


         Name                                                      Cash Bonus
         ----                                                      ----------
         Eddie Steele, CEO                                         $305,086
         John Klecha                                               $243,576
         President, Chief Operating Officer, Chief
         Financial Officer, Treasurer and Secretary
         All current executive officers as a group                 $548,662
         All current directors who are not executive
         officers as a group                                       $      0
         All employees, other than executive officers
         (John Steele and other employee)                          $ 66,430
                                                                   --------
                                                                   $615,092


         The Board believes that the cash bonuses will be awarded primarily to those persons who possess the capacity to contribute significantly to the successful performance of the Company.

VOTE REQUIRED AND RECOMMENDATION

         To approve the Cash Bonus Plan, a majority of the shares of the Company's common stock, present in person or by proxy, must be voted in favor of this proposal. The Board recommends shareholder to vote "for" the proposal to approve the Cash Bonus Plan.

PROPOSAL 5.  RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has selected Salberg & Company, P.A. independent certified public accountants, as independent auditors for the Company for the fiscal year ended March 31, 2002 and determined that it would be desirable to request that the Company's stockholders ratify such selection. One or more representatives of Salberg & Company, P.A. are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders.

         Although the Board of Directors of the Company is submitting the appointment of Salberg & Company, P.A. for shareholder ratification it reserves the right to change the selection of Salberg & Company, P.A. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification.

         If the appointment is not ratified, our Board will consider whether it should select other independent auditors.

VOTE REQUIRED AND RECOMMENDATION

         The ratification of the selection of Salberg & Company, P.A. requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy. The Board recommends shareholder to vote "for" the ratification of the selection of Salberg & Company, P.A.

PREVIOUS INDEPENDENT AUDITORS

         Weinberg & Company, P.A. (the "Former Accountant"), was replaced as independent certified public accountant and independent auditor for the Company on November 28, 2000. The Company's decision to change accountants was approved by its Board of Directors because Scott Salberg, the auditor who has been responsible for the Company's account, left the Former Accountant to start his own accounting firm.

         The report of the Former Accountant on the financial statements of the Company for the year ended March 31, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended March 31, 2000, and through November 29, 2000, the date of the report, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements for those periods.

ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANTS

         On November 28, 2000, the Company engaged Salberg & Company, P.A., as its independent auditor and independent certified public accountant. The Company did not consult with Salberg & Company, P.A. regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by Salberg & Company, P.A. that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

                          ANNUAL REPORT ON FORM 10-KSB

         We are mailing copies of our annual report on Form 10-KSB for the twelve months ended March 31, 2001, with this proxy statement to our shareholders of record as of July 6, 2001.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         To be considered for inclusion in next year's Proxy Statement, shareholder proposals must be received at the Company's principal executive officers not later than the close of business on March 14, 2002. Additionally, the Company must have notice of any stockholder proposal to be submitted at the next Annual Meeting (but not required to be included in the Company's Proxy Statement) by May 28, 2002, or such proposal will be considered untimely pursuant to Rule 14a-4 and Rule 14-5(e) under the Securities Exchange Act of 1934, and persons so named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

         Notices of intention to present proposals at the 2002 Annual Meeting should be addressed to the Company's Corporate Secretary, 6601 Lyons Road, Bldg. A-7, Coconut Creek, FL 33073. The Company reserves the right to reject, rule out of order, ot take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgement of the proxy holders.

                                    EXHIBIT A


                        THE SINGING MACHINE COMPANY, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

         The Audit Committee's function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by The Singing Machine Company, Inc. (the "Corporation") to any governmental body, shareholders or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's duties and responsibilities are to:

         o Serve as an independent neutral and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will fulfill these duties by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director will not be considered "independent" if, among other things, he or she has:

o been employed by the corporation or its affiliates in the current or past three years;

o accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non- discretionary compensation);

o an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

o been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

o been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the director's meeting, following the annual shareholders meeting, or at any other time that it is necessary to elect a successor to the Committee. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually, and at least once per fiscal quarter, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, and not less than annually, as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants the Quarterly Reports on Form10-QSB prior to their filing or prior to the release of earnings. If the entire committee is unavailable, the Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

5. Recommend to the Board of Directors the selection of the independent accountants, considering their independence and their effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

6. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence. The accountants shall provide the Corporation with a formal written statement delineating all relationships between the accountants and the Corporation, consistent with Independence Standards Board Standard 1.

7. The Committee has a responsibility for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants and for taking, or recommending that the full board take, appropriate action to oversee the independence of the independent accountants.

8. The independent accountant's ultimate accountability is to the Board of Directors and the Committee, as representatives of the shareholders, and the Committee, as the shareholder's representative, has ultimate authority and responsibility to select, evaluate and where, appropriate, replace the independent accountants (or to nominate the outside auditor to be proposed for shareholder approval in the proxy statement).

9. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

10. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements and disclosure.

Financial Reporting Processes
-----------------------------

11. In consultation with the independent accountants and the internal auditors, review the internal and external integrity of the organization's financial reporting processes.

12. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

13. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement
-------------------

14. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

15. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

16. Review any disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

17. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improve ments, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

18. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

19. Review management's monitoring of the Corporation's compliance with the organization's Code of Ethical Conduct, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

20. Review activities, organizational structure, and qualifications of the internal audit department.

21. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

22. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the organization's financial statements.

23. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or, the Board deems necessary or appropriate.

                                    EXHIBIT B







                        THE SINGING MACHINE COMPANY, INC.
                           YEAR 2001 STOCK OPTION PLAN


                                TABLE OF CONTENTS

                                                                                                               PAGE

1.       Administration ........................................................................................B-3

2.       Grants ................................................................................................B-4

3.       Shares Subject to the Plan ............................................................................B-4

4.       Eligibility for Participation .........................................................................B-5

5.       Granting of Options ...................................................................................B-5

6.       Effect of Termination of Employment, Disability, Retirement or Death  .................................B-7

7.       Withholding of Taxes ..................................................................................B-8

8.       Transferability of Grants .............................................................................B-8

9.       Change of Control  ....................................................................................B-9

10.      Limitations on Issuance or Transfer of Shares .........................................................B-9

11.      Amendment and Termination of the Plan ................................................................B-10

12.      Funding of the Plan ..................................................................................B-10

13.      Rights of Participants ...............................................................................B-10

14.      No Fractional Shares .................................................................................B-10

15.      Headings .............................................................................................B-10

16.      Effective Date of the Plan ...........................................................................B-10

17.      Miscellaneous ........................................................................................B-11

                        THE SINGING MACHINE COMPANY, INC.
                           YEAR 2001 STOCK OPTION PLAN

         The purpose of The Singing Machine Company, Inc. Year 2001 Stock Option Plan (the "Plan") is to provide (i) designated employees of The Singing Machine Company, Inc. (the "Company") and its subsidiaries, (ii) certain Key Advisors (as defined in Section 4(a)) who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options and nonqualified stock options. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1.       Administration.
                  --------------

                  (a) Committee. The Plan shall be administered and interpreted by the Board of Directors or a committee appointed by the Board (the Board of Directors in such capacity or any committee appointed by the Board of Directors is referred to hereafter as the "Committee"). The Committee as appointed by the Board shall consist of two or more persons appointed by the Board, all of whom may be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and may be "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

                  (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2. Grants. Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options may sometimes be collectively referred to as "Grants" or "Options"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. In the event there is an inconsistency between the terms of the Grant Instrument and the terms of the Plan, the terms of the Plan shall govern. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

         3.       Shares Subject to the Plan.
                  --------------------------

                  (a) Shares Authorized. Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock" or "Stock") that may be awarded under the Plan is 1,300,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall not exceed 300,000 options ("Award Limit"). The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Grants shall again be available for purposes of the Plan. However, to the extent Section 162(m) of the Code requires, such shares continue to be counted against the Award Limit.

                  (b) Adjustments. Notwithstanding any other provision of the Plan, the Committee may: (1) at any time, make or provide such adjustments to the Plan or to the number and class of shares available thereunder, or (2) at the time of grant of any Options, provide for such adjustments to such Options as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like. Any adjustments determined by the Committee shall be final, binding and conclusive.

         With respect to Options which are granted to participants, the compensation of whom could be subject to limitation under Section 162(m) of the Code and which are intended to qualify as performance-based compensation under
Section 162(m)(4)(c), no adjustment or action described in this Section 3(b) or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Option to fail to qualify under Section 162(m)(4)(c), or any successor provisions thereto. Furthermore, no adjustment or action shall be authorized to the extent the adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3, unless the Committee determines that the Option or other award is not to comply with such exemptive conditions. The number of shares of Company Stock subject to any Option shall always be rounded to the next whole number.


         4.       Eligibility for Participation.
                  -----------------------------

                  (a) Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Key advisors and consultants who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital raising transaction.

                  (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

         5.       Granting of Options.
                  -------------------

                  (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

                  (b)      Type of Option and Price.
                           ------------------------

                           (i)      The  Committee may grant  Incentive  Stock
Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended to so qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

                           (ii)     The  purchase  price (the  "Exercise
Price") of Company Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (A) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted; (B) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant; (C) in the case of an Option intended to qualify as performance based compensation (as described in Section 162(m)(4)(c) of the Code), the Exercise Price shall not be less than 100% of the Fair Market Value of Company Stock on the date of grant; and (D) in the case of Nonqualified Stock Options granted to Non-Employee Directors, the Exercise Price shall equal 100% of the Fair Market Value of Company Stock on the date of grant.

                           (iii)    If the Company Stock is publicly  traded,
then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the average of the high and low sales prices on the relevant date or (if there were no trades on that date) the latest preceding date upon which sales were reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

                  (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

                  (d) Vesting and Exercisability of Options. Options shall vest and become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the vesting and/or exercisability of any or all outstanding Options at any time for any reason.

                  (e)      Exercise of Options. A Grantee may exercise an
Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee in cash. However, if permitted in writing by the Committee in the Grant Instrument or an amendment to the Grant Instrument, the Grantee may pay the exercise price by (i) delivering shares of Company Stock owned by the Grantee having a Fair Market Value on the date of exercise equal to the Exercise Price, (ii) tendering a full recourse promissory note, (iii) pursuant to a broker-assisted "cashless exercise" arrangement, (iv) by waiver of compensation due or accrued to the participant for services rendered or (v) any other methods that the Committee may permit. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

                  (f) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

         6.       Effect of Termination of Employment, Disability, Retirement
                  -----------------------------------------------------------
                  or Death.
                  ---------

                  (a) General Rule. The Committee shall establish and set forth in each Grant Instrument that evidences an Option whether the Option will continue to be exercisable, and terms and conditions of such exercise, if a Grantee ceases to be employed by, or to provide services to, the Company or its subsidiaries, which provisions may be waived or modified by the Committee at any time. If not so established in the Grant Instrument, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time.

                  (b) Termination for Cause or Leaving Without Good Reason. No Option shall be exercisable after 30 days following the recipient's termination of employment with the Company or a subsidiary, unless such termination of employment occurs by reason of Disability or Retirement (as defined in this Section 6) or death. The Committee may, in its sole discretion, cause any Option to be forfeited upon an employee's termination of employment if the employee was terminated for one (or more) of the following reasons: (i) the employee's conviction, or plea of guilty or nolo contendere to the commission of a felony, (ii) the employee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary,
(iii) an act of dishonesty by the employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Company or a subsidiary, (iv) any breach of the employee's fiduciary duties to the Company as an employee or officer or (v) the employee's leaving the Company without giving adequate notice of such departure. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

                  (c) Disability or Retirement. Except as expressly provided otherwise in the written agreement relating to any Option granted under the Plan, in the event of the Disability or Retirement of a recipient of Options, the Options which are held by such recipient on the date of such Disability or Retirement, shall be exercisable at any time until the expiration date of the Options, provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code). "Disability" shall mean any termination of employment with the Company or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with the Company or a subsidiary either (i) on a voluntary basis by a recipient who is at least 55 years of age and has at least 10 years of service with the Company or a subsidiary; (ii) on an involuntary basis (other than for cause) by a recipient who is at least 60 years of age; or (iii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

                  (d) Death. In the event of the death of a recipient of Options while an employee of the Company or any subsidiary, Options which are held by such employee at the date of death, shall be exercisable by the beneficiary designated by the employee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs or legatees at any time prior to the Expiration Date of the Option at which time such Options shall terminate. In the event of the death of a recipient of Options following a termination of employment due to Retirement or Disability, if such death occurs before the Options are exercised, the Options which are held by such recipient on the date of termination of employment, whether or not otherwise exercisable on such date, shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs, or legatees to the same extent such Options were exercisable by the recipient.

         7.       Withholding of Taxes.
                  --------------------

                  (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from any wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

                  (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

         8.       Transferability of Grants.
                  --------------------------


                  (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not assign, pledge or transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.


                  (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may approve.

         9.       Change of Control.
                  -----------------

                  (a) Change of Control. As used herein, a "Change of Control" shall be deemed to have occurred upon the consummation of any of the following transactions: (i) any merger or consolidation of the Company or other transaction (other than sales of equity by the Company for the purpose of raising cash for its own account) where the shareholders of the Company immediately prior to such transaction will not beneficially own immediately after such transaction shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (ii) the sale or other disposition of all or substantially all of the assets of the Company;
(iii) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the owner or beneficial owner of Company securities, after the date of this Agreement, having 30% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is the majority at the time the purchases are made), or
(iv) the persons who were directors of the Company before certain transactions (as described herein) shall cease to constitute a majority of the Board of the Company, or any successor to the Company, as the direct or indirect result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions or any other transaction(s) or series of transactions that result in the composition of the Board changing. The definition of "Change of Control" as used in this Plan may be expanded by the Committee in individual Grant Instruments that it awards to Grantees.

                  (b)      Notice of Change of Control. Upon a Change of
Control as defined in the Plan or any other definition of change of control that is approved by the Committee (collectively, "Change of Control"), the Company shall provide each Grantee who has outstanding Options with written notice of such Change of Control. The Committee may, in its sole discretion, provide in a Grant Instrument that upon a Change of Control all outstanding Options issued to the Grantee under the Grant Instrument shall automatically accelerate and become fully exercisable.

         10. Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         11.      Amendment and Termination of the Plan.
                  -------------------------------------

                  (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by Section l62(m) of the Code.

                  (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

                  (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or, may be amended by agreement of the Company and the Grantee consistent with the Plan.

                  (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         12. Funding of the Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

         13. Rights of Participants. Nothing in this Plan shall entitle any Employee, Key Advisor or other Grantee to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         14. No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         15. Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         16.      Effective Date of the Plan.
                  --------------------------

                  (a) Effective Date. Subject to the approval of the Company's shareholders, the Plan shall be effective as of June 1, 2001.

                  (b) Public Offering. The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act or Section 162(m) of the Code, shall be effective for so long as such stock is so registered.

         17.      Miscellaneous.
                  -------------

                  (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

                  (b) Loans. The Committee may, in its discretion, extend a loan in connection with the exercise or receipt of a grant under this Plan. The terms and conditions of any such loan shall be set by the Committee.

                  (c) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

                  (d) Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. In the event of any of the foregoing, notwithstanding any other provision contained in this Plan, the Committee may at its discretion prior to the consummation of the transaction, offer to purchase, exchange, adjust, modify or cancel any outstanding Options, at such time and in such manner as the Committee deems appropriate.

                  (e) Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                  (f) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Florida, without regard to conflicts of laws principles.

         Dated as of June 1, 2001

                                  THE SINGING MACHINE COMPANY, INC.

                                  By:  /s/ John Klecha
                                       ---------------
                                           John Klecha
                                           President and Chief Executive Officer

                                    EXHIBIT C

                        THE SINGING MACHINE COMPANY, INC.
                           CASH BONUS PERFORMANCE PLAN


SECTION 1. PURPOSE OF PLAN

The purpose of the Plan is to promote the success of The Singing Machine Company, Inc. (the "Company") by providing to participating employees bonus incentives that qualify as performance- based compensation within the meaning of
Section 162(m) of the Internal Revenue Code.

SECTION 2. DEFINITIONS AND TERMS

2.1 ACCOUNTING TERMS. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with accounting principles generally accepted in the United States of America, as from time to time in effect, as applied and reflected in the consolidated financial statements of the Company, prepared in the ordinary course of business.

2.2 SPECIFIC TERMS. The following words and phrases as used herein shall have the following meaning unless a different meaning is plainly required by the context.

         "Accrual Amounts for Cash Bonuses" means any amounts accrued by the Company or its subsidiaries in accordance with accounting principles generally accepted in the United States of America for Bonus payments to be made to Employees under its Cash Bonus Plan for the Year to which the Bonus payments relate and other annual bonuses that are accrued in accordance with accounting principles generally accepted in the United States of America for Employees in other bonus plans of the Company for the Year to which the bonus payments relate.

         "Bonus" means a cash payment or payment opportunity, as the context requires, that is made to each Participant under this Plan.

         "Bonus Pool" shall mean 12% of the Company's PTNI for each Year.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the committee which has been established to administer the Plan in accordance with Section 3.1 and Section 162(m) of the Code.

         "Company" means The Singing Machine Company, Inc. and any successor, whether by merger, ownership of all or substantially all of its assets or otherwise.

         "Employee" means any employee of the Company.

         "Extraordinary Items" means all items of gain, loss or expense for the Year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business all as determined in accordance with generally accepted accounting principles in the United States of America established by opinion No. 30 of the Accounting Principles Board (APA Opinion No. 30) and any amendments or interpretations thereof.

         "Interest Expense" for any Year means any line item(s) representing interest expense of the Company, as reported in the income statement, contained in the audited consolidated financial statements of the Company, for the Year.

         "Key Man Life Insurance Expense" for any Year means any premium expenses that the Company has incurred under insurance policies that it has obtained for its executive officers who are deemed to be Named Executive Officers (as such term is defined in the SEC rules and regulations).

         "Net Income" for any Year means the consolidated net income of the Company, as reported in the income statement, contained in the audited consolidated financial statements of the Company for the Year.

         "Participant" means any Employee selected to participate in the Plan by the Committee.

         "Performance Period" means the Year with respect to which the Performance Target is set by the Committee.

         "Performance Target" means the specific objective goal that is timely set in writing by the Committee for each Participant for the Performance Period. The Performance Target for this Plan shall be PTNI.

         "Plan" means this Cash Bonus Performance Plan for Employees of the Company, as amended from time to time.

         "PTNI" for any Year means the Net Income of the Company before Taxes and adjusted to exclude (i) Interest Expense, (ii) Extraordinary Items, (iii) Accrual Amounts for Cash Bonuses, and (iv) Key Man Life Insurance Expense. PTNI also excludes any change that occurs in the applicable accounting principles or practices during the Performance Period, as further described in Section 4.6 of the Plan.

         "Section 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

         "Taxes" means any line items representing income taxes of the Company, as reported in the income statement, contained in the audited consolidated financial statements of the Company, for the Year.

         "Year" means any one or more fiscal years of the Company, commencing on or after April 1, 2001 that represent(s) the applicable Performance Period.

SECTION 3. ADMINISTRATION OF THE PLAN

3.1 THE COMMITTEE. The Plan shall be administered by a Committee consisting of at least two members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan, who
(i) are not eligible to participate in the Plan and (ii) are "outside directors" within the meaning of Section 162(m).

3.2 POWERS OF THE COMMITTEE. The Committee has established the Performance Target as PTNI for the term of the Plan. The Committee shall have the sole responsibility of determining from among the Employees those persons who will participate in and receive Bonuses under the Plan and, subject to Sections 4 and 5 of the Plan, the amount of such Bonuses and shall otherwise be responsible for the administration of the Plan, in accordance with its terms. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Bonus under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto. For each Performance Period, the Committee shall determine those Employees who are selected as Participants in the Plan.

3.3 REQUISITE ACTION. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

3.4 EXPRESS AUTHORITY (AND LIMITATIONS ON AUTHORITY) TO CHANGE TERMS AND CONDITIONS OF BONUS. Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan and
Section 5.8, the Committee shall have the authority to accelerate a Bonus (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for a Bonus (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of a Bonus after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs.

SECTION 4. BONUS PROVISIONS

4.1 PROVISION FOR BONUS. Each Participant may receive a Bonus if and only if the Performance Target established by the Committee, is attained. The applicable Performance Period shall be determined by the Committee consistent with the terms of the Plan and Section 162(m). Notwithstanding the fact that the Performance Target has been attained, the Company may pay a Bonus of less than the amount determined by the formula or standard established pursuant to

Section 4.2 or may pay no Bonus at all, unless the Committee otherwise expressly provides by written contract or other written commitment.

4.2 PERFORMANCE TARGET. The Committee has determined that the Performance Target for each Year shall be PTNI. In the aggregate, the Participants shall be entitled to receive a bonus equal to twelve percent (12%) of the Company's PTNI each year. The Committee has determined that persons serving in the following positions shall be entitled to receive the following percentages of the Bonus Pool during each Performance Period:

                                            Percent of
         Position                           Bonus Pool
         --------                           ----------
         Chief Executive Officer            49.6%
         Chief Operating Officer            39.6%
         Director of Sales                   9.6%
         All Other Employees*                1.2%
         --------------------                ----
         *All other employees excludes the Chief Executive Officer, the Chief Operating Officer and the Director of Sales.

4.3 MAXIMUM INDIVIDUAL BONUSES. Notwithstanding any other provisions hereof, during each Performance Period, the Chief Executive Officer shall not receive a Bonus in excess of 49.6% of the Bonus Pool, the Chief Operating Officer shall not receive a Bonus in excess of 39.6% of the Bonus Pool, the Director of Sales shall not receive a Bonus in excess of 9.6% of the Bonus Pool and all other employees shall not receive a Bonus in excess of 1.2% of the Bonus Pool.

The Committee reserves the right in its absolute discretion not to pay any Bonuses to any of the Employees listed herein or to award any of them a Bonus less than the maximum amount determined in accordance with the formula described above.

4.4 SELECTION OF PARTICIPANTS. For each Performance Period, the Committee shall determine the Employees who will participate in the Plan.

4.5 EFFECT OF MID-YEAR COMMENCEMENT OF SERVICE. To the extent compatible with Sections 4.2 and 5.8, if services as an Employee commence after the adoption of the Plan, the Committee may grant a Bonus that is proportionately adjusted based on the period of actual service during the Year; the amount of any Bonus paid to such person shall not exceed that proportionate amount.

4.6 CHANGES IN ACCOUNTING PRINCIPLES OR PRACTICES. Subject to Section 5.8, if a change occurs in the applicable accounting principles or practices, the amount of the Bonuses paid under this Plan for such Performance Period shall be determined without regard to such change.

4.7 COMMITTEE DISCRETION TO DETERMINE BONUSES. The Committee has the sole discretion to determine whether all or any portion of the Bonus will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish additional conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2 or 4.3 of the Plan or award a Bonus under this Plan if the Performance Target has not been satisfied.

4.8 COMMITTEE CERTIFICATION. No Employee shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

4.9 TIME OF PAYMENT. Any Bonuses granted by the Committee under the Plan shall be paid as soon as practicable following the Committee's determinations under this Section 4 and the certification of the Committee's findings under
Section 4.8. Any such payment shall be in cash or cash equivalent, subject to applicable withholding requirements. Notwithstanding the foregoing, the Committee, in its sole discretion (but subject to any prior written commitments and to any conditions consistent with Section 5.8 that it deems appropriate), may defer the payout or vesting of any Bonus. In the case of the delay of a Bonus otherwise payable at or after the attainment and certification of the applicable Performance Target(s), any additional amount payable shall be based on Moody's Average Corporate Bond Yield over the deferral period.

SECTION 5. GENERAL PROVISIONS

5.1 NO RIGHT TO BONUS OR CONTINUED EMPLOYMENT. Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board of Directors of the Company or the Committee in respect of the Plan, shall be held or construed to confer upon any person any legal right to receive, or any interest in, a Bonus or any other benefit under the Plan, or any legal right to be continued in the employ of the Company. The Company expressly reserves any and all rights to discharge an Employee in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise. Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Target has been attained and/or the individual maximum amounts pursuant to Section 4.2 have been calculated, the Company shall have no obligation to pay any Bonus hereunder nor to pay the maximum amount so calculated, unless the Committee otherwise expressly provides by written contract or other written commitment.

5.2 DISCRETION OF COMPANY, BOARD OF DIRECTORS AND COMMITTEE. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by any member or any other person.

5.3 ABSENCE OF LIABILITY. A member of the Board of Directors of the Company or a member of the Committee of the Company or any officer of the Company shall not be liable for any act or inaction hereunder, whether of commission or omission.

5.4 NO FUNDING OF PLAN. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any obligations of the Company to any Participant under the Plan shall be those of a debtor and any rights of any Participant or former Participant shall be limited to those of a general unsecured creditor.

5.5 NON-TRANSFERABILITY OF BENEFITS AND INTERESTS. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This
Section 5.5 shall not apply to an assignment of a contingency or payment due after the death of the Employee to the deceased Employee's legal representative or beneficiary.

5.6 LAW TO GOVERN. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Florida, without regard to conflicts of laws principles.

5.7 NON-EXCLUSIVITY. Subject to Section 5.8, the Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company, to grant awards or authorize any other compensation under any other plan or authority, including, without limitation, awards or other compensation based on the same Performance Target used under the Plan. In addition, Employees not selected to participate in the Plan may participate in other plans of the Company.

5.8 SECTION 162(M) CONDITIONS; BIFURCATION OF PLAN. It is the intent of the Company that the Plan and Bonuses paid hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

SECTION 6. AMENDMENTS, SUSPENSION OR TERMINATION OF PLAN

The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan. Notwithstanding the foregoing, no amendment may be effective without Board of Directors and/or stockholder approval if such approval is necessary to comply with the applicable rules under
Section 162(m) of the Code.

                        THE SINGING MACHINE COMPANY, INC.
                           6601 LYONS ROAD, BLDG. A-7
                             COCONUT CREEK, FL 33073

                                      PROXY

The undersigned hereby constitutes and appoints Edward Steele and John Klecha as Proxy Agents, with full power of substitution in each, and hereby authorizes the Proxy Agents to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on July 6, 2001, at the Annual Meeting of Stockholders to be held on August 16, 2001, at the Marriott Hotel, 5150 Town Center Circle, Boca Raton, Florida 33486, or any adjournment thereof.

This Proxy is solicited on behalf of the Board of THE SINGING MACHINE COMPANY, INC. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

                          (continued on reverse side)

1. Election of Directors

     FOR all nominees listed below          WITHHOLD AUTHORITY to vote
     (Except as marked to the               for all such nominees listed
     contrary)                    [  ]      below                          [  ]

   Edward Steele   John Klecha   Josef Bauer   Howard Moore   Robert Weinberg

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

2. To approve the Year 2001 Stock Option Plan

         For   [   ]              Against    [   ]              Abstain   [   ]

3. To approve the Cash Bonus Performance Plan

         For   [   ]              Against    [   ]              Abstain   [   ]

4. To approve the appointment of Salberg & Company, P.A., as independent auditors

         For   [   ]              Against    [   ]              Abstain   [   ]

5. In their discretion, the Proxy Agents are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                    Dated:                            , 2001
                                          --------------------------


                                    -----------------------------------------
                                           Signature of Shareholder

                                    -----------------------------------------
                                           Signature of Shareholder

                                    Please sign exactly as the name appears
                                    below. If the shares are held jointly, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.